Income Taxes (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income tax expense
Operating loss carry forwards expiration years	Expire in 2034.
Income tax reconciliation description	The 20-year carryforward period has been replaced with an indefinite carryforward period for these NOLs generated in tax years beginning after December 31, 2017 and future years.
Net operating loss carry forwards for federal	$ 1,940,000
Net operating loss carry forwards for state	228,000
Deferred tax assets, valuation allowance increased amount	607,000
Federal Tax [Member]
Net operating loss carry forwards for federal and state tax	9,230,000
State Tax [Member]
Net operating loss carry forwards for federal and state tax	$ 3,610,000